SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _______)

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Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission

         Only (as permitted by Rule 14a 6(e)(2))

[X]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material pursuant to § 240.14a-11(c) or § 240.14a-12

Emclaire Financial Corp
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.  (set forth the amount on which the filing fee is calculated and state how it was determined):

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  [ ]   Fee paid previously with preliminary materials.

  [ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EMCLAIRE FINANCIAL CORP

612 MAIN STREET

EMLENTON, PENNSYLVANIA 16373

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP:

Notice is hereby given that the Annual Meeting of Shareholders of Emclaire Financial Corp (the “Corporation”) will be held at 9:00 a.m., local time, on Wednesday, April 27, 2016, at the main office of the Farmers National Bank of Emlenton, 612 Main Street, Emlenton, Pennsylvania 16373, for the following purposes:

1.                  To elect three (3) directors to serve for three-year terms and until their successors are duly elected and qualified;

2.                  To adopt a non-binding resolution to approve the compensation of our named executive officers;

3.                  To ratify the selection of Crowe Horwath LLP, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

4.                  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only those shareholders of record at the close of business on March 1, 2016 will be entitled to notice of and to vote at the Annual Meeting.

A copy of the Corporation’s Annual Report for the fiscal year ended December 31, 2015 is being mailed with this notice.

To assure that your shares of common stock will be voted at the meeting, please indicate your voting instructions: (i) over the Internet at www.voteproxy.com, (ii) by telephone at 1-800-776-9437, or (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,

William C. Marsh
Chairman, President and Chief Executive Officer

March 24, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2016

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the Proxy Statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2015, are available in the Financial Information section on our website at www.emclairefinancial.com.

PROXY STATEMENT FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD APRIL 27, 2016

GENERAL

Introduction, Date, Place and Time of Meeting

This Proxy Statement is being furnished for the solicitation by the Board of Directors of Emclaire Financial Corp (the “Corporation”), a Pennsylvania business corporation and the bank holding company for the Farmers National Bank of Emlenton (the “Bank”), of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held at the main office of the Bank, 612 Main Street, Emlenton, Pennsylvania 16373, on Wednesday, April 27, 2016, at 9:00 a.m. local time, or at any adjournment or postponement of the annual meeting.

The main office of the Corporation is located at 612 Main Street, Emlenton, Pennsylvania 16373. The telephone number for the Corporation is (844) 767-2311. All inquiries should be directed to William C. Marsh, Chairman, President and Chief Executive Officer. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders of the Corporation on March 24, 2016. This Proxy Statement and the Annual Report for the fiscal year ended December 31, 2015 are available in the Financial Information section on our website at www.emclairefinancial.com and www.sec.gov.

How to Vote

Shareholders may vote (i) via the Internet at www.voteproxy.com by following the instructions contained on that website, (ii) by telephone at 1-800-776-9437, (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope, or (iv) appearing at the annual meeting and voting in person. Proxies properly executed and delivered by shareholders (via the Internet, telephone or by mail as described above) and timely received by us will be voted at the annual meeting in accordance with the instructions contained therein.  If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy by mail (unless you are revoking your previous proxy).

Solicitation of Proxies

The proxy solicited hereby, if properly voted via the Internet or telephone or signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and upon the transaction of such other business as may properly come before the annual meeting in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting. Execution and return of the enclosed proxy will not affect a shareholder’s right to attend the annual meeting and vote in person.

The cost of preparing, assembling, mailing and soliciting proxies will be borne by the Corporation. In addition to the use of the mail, certain directors, officers and employees of the Corporation intend to solicit proxies personally, by telephone and by facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request, the Corporation will reimburse them for their reasonable forwarding expenses.

Quorum

The presence of shareholders, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the annual meeting. Abstentions, broker non-votes, which are discussed below, and votes withheld from director nominees count as “shares present” at the meeting for purposes of determining a quorum.

Voting

At the close of business on March 1, 2016, the voting record date, the Corporation had outstanding 2,144,808 shares of common stock, $1.25 par value per share. Only shareholders of record, at the close of business on the voting record date, will be entitled to notice of and to vote at the annual meeting. Each issued and outstanding share of common stock owned on the record date will be entitled to one vote on each matter to be voted on at the annual meeting, in person or by proxy.

Directors are elected by a plurality of the votes cast with a quorum present. The three nominees for director receiving the most votes of the common stock represented in person or by proxy at the annual meeting will be elected as directors. The affirmative vote of a majority of the total votes present in person or by proxy is required for approval of the proposal to approve the non-binding resolution approving the compensation of our named executive officers and to ratify the appointment of the independent registered public accounting firm.

With regard to the election of directors, you may vote in favor of or withhold authority to vote for one or more nominees for director. Votes that are withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such individuals and accordingly will have no effect. An abstention may be specified on the proposal to ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2016. Abstentions will have the effect of a vote against these proposals.

Under rules applicable to broker-dealers, the proposals for the election of directors and to approve the non-binding resolution approving the compensation of our named executive officers are considered to be non-routine matters. Brokerage firms may not vote on non-routine matters in their discretion on behalf of their clients if such clients have not furnished voting instructions. A “broker non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on non-routine matters for shares owned by the customer but held in the name of the broker. For such non-routine matters, the broker cannot vote on the proposal and reports the number of such shares as “non-votes.” Because the election of directors and the proposal to approve the non-binding resolution approving the compensation of our named executive officers are not considered routine matters, there potentially can be “broker non-votes” at the annual meeting. However, any “broker non-votes” submitted by brokers or nominees in connection with the annual meeting will have no effect on the vote for the election of directors.

Revocation of Proxies and Changing a Vote

A shareholder who votes via the Internet (as described above) or telephone (as described above) or returns a proxy via mail may revoke it at any time before it is voted by: (i) delivering written notice of revocation to Amanda L. Engles, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, telephone: (844) 767-2311; or (ii) voting in person at the annual meeting after giving written notice to the Secretary of the Corporation. Executing and returning a later-dated proxy and giving written notice thereof to the Secretary of the Corporation or voting again via the Internet or telephone will revoke the earlier voted proxy. Only the latest dated proxy, ballot or Internet or telephone proxy submitted by a shareholder prior to the annual meeting will be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2016

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the Proxy Statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2015, are available in the Financial Information section on our website at www.emclairefinancial.com or www.sec.gov.

PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION’S COMMON STOCK

Persons and groups owning in excess of 5% of the common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”). The following table sets forth, as of the voting record date, certain information as to the common stock beneficially owned by (i) persons or groups who own more than 5% of the common stock, (ii) the directors of the Corporation, (iii) certain executive officers of the Corporation included in the Summary Compensation Table (which we refer to as “named executive officers”), and (iv) all directors and executive officers of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the voting record date.

Name and Address	Amount and Nature of Beneficial Ownership(1)(9)		Percent of Outstanding Common Stock Beneficially Owned
The Banc Funds Company, L.L.C.	117,207	(2)	5.46%
20 North Wacker Drive, Suite 3300
Chicago, IL 60606

Directors:
Robert L. Hunter	88,792	(3)	4.14%
William C. Marsh	55,167	(4)	2.57%
Robert W. Freeman	40,715	(6)	1.90%
John B. Mason	38,042		1.77%
David L. Cox	36,330	(5)	1.69%
Nicholas D. Varischetti	34,143		1.59%
James M. Crooks	26,820	(7)	1.25%
Milissa S. Bauer	23,520	(8)	1.10%
Mark A. Freemer	16,100		*
Brian C. McCarrier	13,932	(5)	*
Named Executive Officers:
Raymond M. Lawton	13,570		*
Matthew J. Lucco	5,453		*

All directors and executive officers as a group (13 persons)	394,942		18.41%

_________________

*	Represents less than 1% of the outstanding common stock.
(1)	Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission (“SEC”) made pursuant to the 1934 Act. For purposes of this table, pursuant to rules promulgated under the 1934 Act, a person or entity is considered to beneficially own shares of common stock if they directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares, or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting power and sole investment power with respect to the indicated shares.
(2)	According to a Schedule 13G filed jointly by Banc Fund VI L.P. ("BF VI"), an Illinois Limited Partnership, Banc Fund VII L.P. ("BF VII"), an Illinois Limited Partnership, Banc Fund VIII L.P. ("BF VIII"), and Illinois Limited Partnership, Banc Fund IX L.P. ("BF IX"), an Illinois limited partnership. The general partner of BF VI is MidBanc VI L.P. ("MidBanc VI"), whose principal business is to be a general partner of BF VI. The general partner of BF VII is MidBanc VII L.P. ("MidBanc VII"), whose principal business is to be a general partner of BF VII. The general partner of BF VIII is MidBanc VIII L.P. ("MidBanc VIII"), whose principal business is to be a general partner of BF VIII. The general partner of BF IX is MidBanc IX L.P. ("MidBanc IX"), whose principal business is to be a general partner of BF IX. MidBanc VI, MidBanc VII, MidBanc VIII, and MidBanc IX are Illinois limited partnerships. The general partner of MidBanc VI, MidBanc VII, MidBanc VIII, and MidBanc IX is The Banc Funds Company, LLC, whose principal business is to be a general partner of MidBanc VI, MidBanc VII, MidBanc VIII, and MidBanc IX. The Banc Funds Company, LLC (“The Banc Funds”) is an Illinois corporation whose principal shareholder is Charles J. Moore. Mr. Moore has been the manager of BF VI, BF VII, BF VIII, and BF IX, since their respective inceptions. As manager, Mr. Moore has voting and dispositive power over the securities held by each of those entities. As the controlling member of The Banc Funds, Mr. Moore controls The Banc Funds, and therefore each of the partnership entities directly and indirectly controlled by The Banc Funds.
(3)	Of the 88,792 shares beneficially owned by Mr. Hunter, 6,766 shares are owned individually by his spouse.
(4)	Of the 55,167 shares beneficially owned by Mr. Marsh, 1,650 shares are owned individually by his spouse.
(5)	All shares owned jointly with spouse.

(6)	Of the 40,715 shares beneficially owned by Mr. Freeman, 1,003 shares are owned individually by his spouse.
(7)	Of the 26,820 shares beneficially owned by Mr. Crooks, 3,273 shares are owned jointly with his spouse and 135 shares are owned individually by his spouse.
(8)	Of the 23,520 shares beneficially owned by Ms. Bauer, 5,000 shares are owned jointly with her spouse and 8,500 shares are owned individually by her spouse.
(9)	Of the shares beneficially owned by Directors Crooks, Hunter, Mason, Freemer and McCarrier, 2,000 shares are vested stock options exercisable within 60 days of the voting record date. Of the shares beneficially owned by Messrs. Cox, Marsh and Lawton, 20,000, 20,000, and 11,000, respectively, are vested stock options exercisable within 60 days of the voting record date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s common stock is registered pursuant to Section 12(b) of the 1934 Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the common stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the common stock. One executive officer, director, or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2015. On two separate occasions during August 2015, a Form 4 was filed one day late with respect to transactions completed by Raymond M. Lawton, an executive officer.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

The Corporation has a classified Board of Directors with staggered three-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each annual meeting of shareholders, successors to the class of directors whose term then expires are to be elected to hold office for a term of three years, so that the office of one class will expire each year.

A majority of the members of our Board of Directors are independent based on an assessment of each member’s qualifications by the Board, taking into consideration the NASDAQ Stock Market’s requirements for independence. The Board of Directors has concluded that Directors Bauer, Cox, Crooks, Freeman, Freemer, Hunter, Mason, McCarrier and Varischetti do not have any material relationships with the Corporation that would impair their independence. There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected a director. Shareholders of the Corporation are not permitted to cumulate their votes for the election of directors.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as a director if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of office of the class of directors to which he or she was appointed. Ages are reflected as of December 31, 2015.

Nominees for Director for Three-Year Terms Expiring in 2019

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

David L. Cox	65	Retired, former Chairman, President and Chief Executive Officer of the Bank and the Corporation. Mr. Cox's prior service as Chairman, President and Chief Executive Officer as well as his subsequent years of service as a director provide the Board with valuable knowledge and experience.	1991/1991

Mark A. Freemer	56	Chief Finanical Officer for Varischetti Holdings, LP. Formerly a Partner with Clyde, Ferraro & Co., LLP, Certified Public Accountants. Mr. Freemer is a certified public accountant. As a business executive in the Corporation's market area as well as his many years of service as a director of the Corporation and his public accounting experience, Mr. Freemer is well qualified to serve as a director.	2004/2004

William C. Marsh	49	Chairman, President and Chief Executive Officer of the Bank and the Corporation. Mr. Marsh is a certified public accountant. Mr. Marsh's positions as Chairman, President and Chief Executive Officer, his extensive background in the banking industry and involvement in business and civic organizations in the communities that the Corporation operates, as well as his prior accounting background provide the Board valuable insight regarding the business and operations of the Corporation.	2006/2006

The Board of Directors recommends that you vote “FOR” for each of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2017

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

James M. Crooks	63	Owner, F.L. Crooks Clothing Company, Inc. As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Crooks is well qualified to serve as a director.	2004/2004

Robert W. Freeman	58	Partner, Beaconfield Consulting Group, LLC. Formerly, Vice President of Information Technology for Phillip Pet Food & Supplies from 2011 to 2013. Chief Financial Officer for Iron Mountains, LLC during 2011. Prior to 2011, Engagement Manager and Managing Director for IBM. Based on Mr. Freeman's past employment experiences and financial and technological background, he is well qualified to serve as a director.	2015/2015

Robert L. Hunter	74	Retired Chairman of: Hunter Truck Sales & Service, Inc.; Hunter Leasing, Inc.; Hunter Keystone Peterbilt, LLP; Hunter Erie Truck Sales LLP; Hunter Jersey Peterbilt, LLC; Hunter Services Inc. As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Hunter is well qualified to serve as a director.	1974/1989

John B. Mason	67	Retired President, H. B. Beels & Son, Inc. As a former business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Mason is well qualified to serve as a director.	1985/1989

Directors Whose Terms Expire in 2018

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

Milissa S. Bauer	53	Executive Vice President and Chief Financial Officer of Kriebel Companies and President of Kriebel Wells Purchase Co., LLC. As a business executive in the Corporation's market area as well as extensive involvement with various business and civic organizations in the communites that the Corporation operates, Ms. Bauer is well qualified to serve as a director.	2015/2015

Brian C. McCarrier	52	President, Interstate Pipe and Supply Company. Mr. McCarrier is a certified public accountant. As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation and his public accounting experience, Mr. McCarrier is well qualified to serve as a director.	1997/1997

Nicholas D. Varischetti	32	Attorney with Burns White and Partner in Varischetti Holdings, LP. Based on Mr. Varischetti's legal background, business ownership within the Corporation's market area and involvement with various business and civic organizations, he is well qualified to serve as a director.	2015/2015

Board Leadership Structure and Risk Oversight

Board Leadership Structure. Since the Corporation was founded in 1989, the Corporation has employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board of Directors. We believe this traditional leadership structure benefits the Corporation. A combined Chairman and Chief Executive Officer role helps provide strong, unified leadership for our management team and Board of Directors. William C. Marsh has served as our Chairman and Chief Executive Officer since January 1, 2009. Prior to becoming Chairman and Chief Executive Officer, Mr. Marsh served as Executive Vice President and Chief Financial Officer of the Corporation beginning in 2006. Our Board of Directors is currently comprised of ten directors of which nine, or a majority, are independent directors. The board has three standing committees with separate chairs—the audit, executive and human resources committees. The audit committee and human resources committee are led by independent directors and our executive committee is comprised of a majority of independent directors. We do not have a lead independent director position. The Board has reviewed our Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s shareholder base, the Corporation’s peer group and other relevant factors, and has determined that a combined Chairman and Chief Executive Officer position, is currently the most appropriate Board leadership structure for our Corporation. The Board noted the following factors in reaching its determination:

  The Board acts efficiently and effectively under its current structure, where the Chief Executive Officer also acts as Chairman.
  A combined Chairman and Chief Executive Officer is in the best position to be aware of major issues facing the Corporation on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing the Corporation to be brought to the Board’s attention.
  A combined Chairman and Chief Executive Officer position eliminates the potential for confusion and duplication of efforts, including among employees.
  A combined Chairman and Chief Executive Officer position eliminates the potential for confusion as to who leads the Corporation, providing the Corporation with a single public “face” in dealing with shareholders, employees, regulators, analysts and other constituencies.

Risk Oversight. The Board’s role in the Corporation’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Corporation, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director’s Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, all directors are expected to attend the Corporation’s annual meeting of shareholders. All directors of the Corporation at the time attended the Corporation’s 2015 annual meeting of shareholders.

Committees and Meetings of the Corporation and the Bank

During 2015, the Board of Directors of the Corporation held seven regular meetings and eight special meetings, and the Board of Directors of the Bank held 13 regular meetings. Each of the directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Corporation’s Board of Directors and of the committees on which they serve.

Membership on Certain Board Committees. The Board of Directors of the Corporation has established an audit committee, executive committee and a human resources committee. The human resources committee functions as the Corporation’s compensation committee. The Corporation does not have a standing nominating committee and, instead, director nominations are considered by the entire Board. In light of the size of the Corporation and the fact that the entire Board considers director nominations, the Board believes it is appropriate for the Corporation not to have a standing nomination committee. The Corporation’s director nomination process is described below.

The following table sets forth the membership of such committees as of the date of this proxy statement.

Human
Directors	Audit	Executive	Resources
Milissa S. Bauer	*
David L. Cox		*
James M. Crooks	*
Robert W. Freeman
Mark A. Freemer	**	*	*
Robert L. Hunter	*	*	**
William C. Marsh		**
John B. Mason		*	*
Brian C. McCarrier	*	*	*
Nicholas D. Varischetti	*		*

______________________

*	Member
**	Chairman

Audit Committee. The audit committee of the Board is composed of seven members and operates under a written charter adopted by the Board of Directors. During 2015, the audit committee consisted of Directors Freemer (Chairman), Bauer, Crooks, Hunter and McCarrier. The Board of Directors has identified Mark A. Freemer as an audit committee financial expert. The audit committee met four times in 2015. The Board of Directors has determined that each committee member is “independent,” as defined by Corporation policy, SEC rules and the NASDAQ listing standards.

The audit committee charter adopted by the Board sets out the responsibilities, authority and specific duties of the audit committee. The full text of the audit committee charter is available on our website at www.emclairefinancial.com. Pursuant to the charter, the audit committee has the following responsibilities:

•	To monitor the preparation of quarterly and annual financial reports;
•	To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and
•	To review the general scope of the annual audit and the fees charged by the independent auditors.

Human Resources Committee. The human resources committee of the Board functions as the compensation committee and has the responsibility to evaluate the performance of and determine the compensation for the Chairman of the Board, President and Chief Executive Officer of the Corporation, to approve the compensation structure for senior management and the members of the Board of Directors, to review the Corporation’s salary administration program, and to review and administer the Corporation’s bonus plans, including the management incentive program.

The human resources committee, which is currently composed entirely of independent directors, administers the Corporation’s executive compensation program. In 2015, the members of the human resources committee consisted of Directors Hunter (Chairman), Freemer, Mason, McCarrier and Varischetti. All of the members meet all of the independence requirements under the listing requirements of the NASDAQ Stock Market.

The human resources committee is committed to high standards of corporate governance. The human resources committee’s charter reflects the foregoing responsibilities and commitment, and the human resources committee and the Board will periodically review and revise the charter, as appropriate. The full text of the human resources committee charter is available on our website at www.emclairefinancial.com. The human resources committee’s membership is determined by the Board. There were four meetings of the full human resources committee in 2015.

The human resources committee has exercised exclusive authority over the compensation paid to the Corporation’s Chairman of the Board, President and Chief Executive Officer and reviews and approves salary increases and bonuses for the Corporation’s other executive officers as prepared and submitted to the human resources committee by the Chairman of the Board, President and Chief Executive Officer. Although the human resources committee does not delegate any of its authority for determining executive compensation, the human resources committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the human resources committee.

Director Qualifications and Nomination Process. The goal of the Board of Directors has been, and continues to be, to identify nominees for service on the Board of Directors who will bring a variety of perspectives and skills from their professional and business experience. Depending upon the current needs of the Board of Directors and the Corporation, certain factors may be weighed more or less heavily. Though the Board does not have a formal policy concerning diversity, the Board of Directors values diversity on the Board and believes diversity should be considered in the director identification and nomination process. The Board of Directors identifies nominees by first evaluating, on an informal basis, the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Corporation’s business and/or unique situation who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skill set. The Board also believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

In light of the Corporation’s business and structure, the Board believes that it benefits from the qualifications of the nominees and incumbent members of the Board identified in this proxy statement above and that each person should serve as a director of the Corporation because each director possesses the attributes discussed in the preceding paragraph and, in addition, because of such person’s (i) diverse business experiences (especially in the case of Directors Bauer, Crooks, Freeman, Freemer, Hunter, Mason, McCarrier and Varischetti), (ii) length of service on the Board and knowledge of the Corporation and Bank (especially in the case of Directors Cox, Crooks, Freemer, Hunter, Marsh, Mason and McCarrier), (iii) senior management and leadership experience outside the Corporation and Bank (in the case of Directors Bauer, Crooks, Freeman, Freemer, Hunter, Mason, McCarrier and Varischetti) and inside the Corporation and Bank (especially in the case of Directors Cox and Marsh), (iv) expertise in banking and operations of financial institutions (in the case of Directors Cox and Marsh) and (v) experience in the local business community (in the case of all of the directors).

If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors will then determine if there is a need to replace that director or reduce the number of directors serving on the Board of Directors, in accordance with the Corporation’s bylaws. If the Board of Directors determines a need to replace a non-continuing director, it identifies the desired skills and experience in light of the criteria set forth above. Current members of the Board of Directors are polled for suggestions as to individuals meeting those criteria, and research may also be performed to identify qualified individuals. To date, the Board of Directors has not formally engaged third parties to assist in identifying or evaluating potential nominees, although the Board of Directors reserves the right to do so in the future.

Section 10.1 of the Corporation’s bylaws contains provisions addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Corporation’s annual meeting. Historically, the Corporation has not had a formal policy concerning shareholder recommendations for nominees. Given the size of the Corporation, the Board of Directors does not feel that such a formal policy is warranted at this time. The absence of such a policy, however, does not mean that a reasonable shareholder recommendation will not be considered in light of the particular needs of the Corporation and the policies and procedures set forth above. The Board of Directors will reconsider this matter at such time as it believes that the Corporation’s circumstances, including its operations and prospects, warrant the adoption of such a policy.

Executive Officers Who are Not Directors

Set forth below is information with respect to the principal occupations during at least the last five years for the current executive officers of the Corporation who do not serve as directors. All executive officers of the Corporation are elected annually by the Board of Directors and serve at the discretion of the Board. There are no arrangements or understandings between the executive officers and the Corporation and any person pursuant to which such persons have been selected officers. Ages are reflected as of December 31, 2015.

Matthew J. Lucco, age 36. Mr. Lucco is Treasurer and Chief Financial Officer of the Corporation and Senior Vice President and Chief Financial Officer of the Bank. Mr. Lucco has served in this capacity since August 2010. In addition, Mr. Lucco became Chief Credit Officer of the Bank effective January 1, 2016. Prior to his employment with the Bank, Mr. Lucco had served as Chief Financial Officer at Salvage Direct Inc. from December 2008 through August 2010.

Amanda L. Engles, age 37. Ms. Engles is Principal Accounting Officer and Secretary of the Corporation. Ms. Engles has been Vice President and Controller of the Bank since October 2007. She previously served as Treasurer of the Corporation from October 2007 through August 2010.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the past two years to our principal executive officer as well as our two other highest compensated executive officers in 2015 (who we refer to as “named executive officers”).

					All
				Stock	Other
Name and Principal Position	Year	Salary	Bonus (1)	Awards (2)	Compensation (3)	Total
William C. Marsh, Chairman,	2015	$304,622	$105,209	$70,590	$40,692	$521,113
President and Chief Executive Officer	2014	$287,677	$67,316	$73,500	$40,154	$468,647

Raymond M. Lawton, Senior Vice President	2015	$138,000	$31,775	$-	$9,072	$178,847
and Chief Credit Officer (4)	2014	$133,900	$20,888	$24,500	$8,416	$187,704

Matthew J. Lucco, Senior Vice President,	2015	$138,000	$31,775	$17,648	$9,164	$196,586
Treasurer and Chief Financial Officer	2014	$133,900	$20,888	$7,350	$8,687	$170,825

_____________________

(1)	Bonus amounts presented for 2015 were paid in 2016 for 2015 performance pursuant to the Corporation’s Incentive Compensation Plan.
(2)	Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2015 and 2014 pursuant to the 2007 Stock Incentive Plan and Trust adopted in 2007 and the 2014 Stock Incentive Plan adopted in 2014. For a description of the assumptions used for purposes of determining grant date fair value, see Note 16 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(3)	Includes (i) director’s fees from the Corporation and the Bank totaling $24,000 and $24,000 for 2015 and 2014, respectively, for Mr. Marsh and (ii) matching amounts and discretionary profit sharing contributions made under the Corporation’s 401(k) plan for all the named executive officers.
(4)	Mr. Lawton retired on December 31, 2015.

Outside Compensation Consultants

Periodically, the Corporation retains a compensation consulting firm to review its compensation structure. During 2014 and 2015, the Corporation retained L.R. Webber Associates, Inc. (“L.R. Webber”) to assist the human resources committee in setting compensation levels. The human resources committee considered L.R. Webber to be independent and concluded that the consultant had no conflicts of interest with respect to its engagement. The consultant reviewed the Corporation’s compensation practices and compared them with compensation practices of institutions similar in size and performance to the Corporation. The human resources committee considered L.R. Webber’s review of compensation levels in establishing the compensation amounts of the Corporation’s President and Chief Executive Officer and Board of Directors.

Pension Plan

The Bank maintains a defined benefit pension plan for all eligible employees. An employee becomes vested in the plan after three years. Upon retirement at age 65, a terminated participant is entitled to receive a monthly benefit. Prior to a 2002 amendment to the plan, the benefit formula was 1.1% of average monthly compensation plus 0.4% of average monthly compensation in excess of $675 multiplied by years of service. In 2002, the plan was amended to change the benefit structure to a cash balance formula under which the benefit payable is the actuarial equivalent of the hypothetical account balance at normal retirement age. However, the benefits already accrued by the employees prior to the amendment were not reduced. In addition, the prior benefit formula continued through December 31, 2012, as a minimum benefit. The Bank amended the defined benefit pension plan to freeze the benefits under the plan effective as of April 30, 2013, with no additional benefits to accrue after such date.

401(k) Plan

The Corporation maintains a defined contribution 401(k) plan. Employees are eligible to participate by providing tax-deferred contributions up to 20% of qualified compensation. Employee contributions are vested at all times. The Corporation provides a matching contribution of up to 4% of the participant’s salary. The Corporation may also make, at the sole discretion of its Board of Directors, a profit sharing contribution.

Supplemental Retirement Agreements

In November 2015, the Bank entered into amended and restated supplemental retirement agreements (“Supplemental Agreements”) with Messrs. Marsh and Lucco, which amended prior supplemental agreements originally entered into with Mr. Marsh in October 2002 and with Mr. Lucco in August 2012. The Supplemental Agreements are non-qualified defined benefit plans and are unfunded. The Supplemental Agreements have no assets, and the benefits payable under the Supplemental Agreements are not secured. The Supplemental Agreement participants are general creditors of the Bank in regards to their vested Supplemental Agreement benefits. The Supplemental Agreements provide for retirement benefits upon reaching age 65, and the participants become vested in their benefits up until their normal retirement age. Upon attaining normal retirement age, Messrs. Marsh and Lucco would be entitled to $1.6 million and $1.0 million, respectively, over a 20-year period under their Supplemental Agreements.

Each of the Supplemental Agreements provides that in the event of a change in control of the Corporation or the Bank (as defined in the agreements), the executive will receive his supplemental retirement benefits in a lump sum payment. If a change in control had occurred on December 31, 2015, Messrs. Marsh and Lucco would have been entitled to lump sum payments of $484,315 and $168,913, respectively. Such payments could be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code, as amended.

The Supplemental Agreements prohibit the executives from competing against the Bank or soliciting customers or employees of the Bank for a period of three years following a termination of employment if such termination occurs prior to a change in control. If the executives are still employed at the time of a change in control, the Supplemental Agreement with Mr. Lucco imposes non-compete and non-solicitation provisions for a period of six months following the change in control. The employment agreement with Mr. Marsh described below imposes non-compete and non-solicitation provisions for a period of 12 months following a change in control. The Bank has entered into similar Supplemental Agreements with other officers.

In addition, the Bank had entered into a supplemental executive retirement plan agreement with Mr. Lawton in October 2002, which was not amended in 2015. As a result of Mr. Lawton’s retirement as of December 31, 2015, he is entitled to receive an early termination benefit of $60,715 per year for five years, payable in equal monthly installments.

Employment and Change in Control Agreements

In November 2015, the Corporation and the Bank entered into an amended and restated employment agreement with William C. Marsh to serve as Chairman, President and Chief Executive Officer, which amended prior employment agreements originally entered into with Mr. Marsh in July 2007. The current term of the agreement expires on December 31, 2018 and will renew for successive one-year periods each January 1 unless notice to the contrary is provided at least 30 days prior to the renewal. The agreement also provides that if the executive is terminated by the Corporation or the Bank for other than cause, disability, retirement or the executive’s death or the executive terminates employment for good reason (as defined in the agreement) after a change in control of the Corporation or the Bank, then Mr. Marsh will be entitled to the payment of a lump sum cash severance amount equal to three times his average annual compensation during the five calendar years preceding the year of termination, the continuation of his insurance benefits for up to 36 months and a lump sum cash payment equal to the projected cost of providing certain other benefits for 36 months, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code as amended. The employment agreement imposes non-compete and non-solicitation provisions on Mr. Marsh for a period of 18 months if his employment is terminated prior to a change in control and for a period of 12 months if his employment is terminated concurrently with or following a change in control.

In November 2015, the Corporation and the Bank entered into an amended and restated change in control agreement with Matthew J. Lucco, Senior Vice President of the Corporation and the Bank. The agreement amended the change in control agreement originally entered into with Mr. Lucco in August 2010. The change in control agreement currently expires on December 31, 2017, and the term will renew for successive one-year periods each January 1 unless notice to the contrary is provided at least 30 days prior to the renewal. If a change in control occurs during the term of the agreements at a time when there is less than one year remaining in the term, then the remaining term of the agreement will be automatically extended until the one-year anniversary of the completion of the change in control.

The change in control agreement for Mr. Lucco provides that if the executive is terminated by the Corporation or the Bank (or any successor) within 24 months subsequent to a change in control of the Corporation or the Bank for other than cause, disability, retirement or the executive’s death or the executive terminates employment for good reason (as defined in the agreement) after a change in control of the Corporation or the Bank, then the executive will be entitled to the payment of a lump sum cash severance amount equal to two times his highest annual compensation during the year of termination or either of the two preceding calendar years, the continuation of his insurance benefits for up to 24 months and a lump sum cash payment equal to the projected cost of providing certain other benefits for 24 months, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code as amended. The Bank has entered into similar change in control agreements with other officers. The Bank had a change in control agreement with Mr. Lawton, which expired when he retired as of December 31, 2015.

Outstanding Equity Awards at Fiscal Year-End

The following tables set forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options and awards held as of December 31, 2015. All options and awards were granted pursuant to the Corporation’s 2007 Stock Incentive Plan and Trust adopted in 2007 and approved by shareholders at the 2007 annual meeting or the 2014 Stock Incentive Plan adopted in 2014 and approved by shareholders at the 2014 annual meeting.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options			Exercise	Option Expiration	Number of Shares of Stock	Market Value of Shares of Stock	Vesting
Name	Exercisable		Unexercisable	Price	Date	Not Vested	Not Vested (3)	Date
William C. Marsh	15,000	(1)	--	$26.00	06/20/2017	2,500	$60,000	12/18/2016
William C. Marsh	5,000	(2)	--	$22.50	11/19/2018	3,000	$72,000	12/05/2017
William C. Marsh	--		--	--	--	3,000	$72,000	12/11/2018
Raymond M. Lawton	10,000	(1)	--	$26.00	06/30/2016	--	--	--
Raymond M. Lawton	1,000	(2)	--	$22.50	06/30/2016	--	--	--
Matthew J. Lucco	--		--	--	--	250	$6,000	12/18/2016
Matthew J. Lucco	--		--	--	--	300	$7,200	12/05/2017
Matthew J. Lucco	--		--	--	--	750	$18,000	12/11/2018

____________

(1)	Options became fully vested and exercisable on June 20, 2010.
(2)	Options became fully vested and exercisable on November 19, 2011.
(3)	Based upon the fair market value of a share of common stock of the Corporation as of December 31, 2015.

Certain Transactions

Other than as set forth below, there have been no material transactions, proposed or consummated, between the Corporation and the Bank with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons.

The Bank, like many financial institutions, has followed a written policy of granting various types of loans to officers, directors, and employees and under such policy grants a discount of 100 basis points on loans extended to all employees, including executive officers. With the exception of such policy, all loans to executive officers and directors of the Corporation and the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All such loans are approved by the Board of Directors.

The following table presents a summary of loans in excess of $120,000 with preferential pricing (100 basis point discount) extended by the Bank to any of the Corporation’s executive officers or immediate family members of such individuals. In addition, the Corporation had two directors and one executive officer whose loans totaled more than $120,000 at December 31, 2015, however in these instances the loans made with preferential pricing did not exceed $120,000.

		Year	Highest Principal Balance During	Balance	Amount Paid During Year		Interest
Name and Position	Type	Made	Year	12/31/15	Principal	Interest	Rate
David L. Cox, Director	Residential Mortgage	2010	$161,837	$158,317	$3,520	$6,810	4.25%

Director Compensation

During 2015, directors received $1,500 per month for their services as a director of the Bank and $500 for attendance at board meetings. The Chairmen of the audit and human resource committees received an additional $200 per month for their services as Committee Chairmen. No additional compensation is paid for service as a director of the Corporation. In addition, non-employee directors received $400 for each Bank committee meeting that they attended during 2015.

The following table sets forth information concerning compensation paid or accrued by the Corporation and the Bank to each member of the Board of Directors with the exception of named executive officers reported within the Summary Compensation Table during the year ended December 31, 2015.

	Fees Earned	Stock	All Other
Name	or Paid in Cash	Awards (1)	Compensation (2)	Total
Ronald L. Ashbaugh (3)	$9,400	$-	$-	$9,400
Milissa S. Bauer	32,800	11,765	-	44,565
David L. Cox	34,400	11,765	26,000	72,165
James M. Crooks	36,000	11,765	-	47,765
Robert W. Freeman	28,000	11,765	-	39,765
Mark A. Freemer	33,200	11,765	-	44,965
Robert L. Hunter	31,600	11,765	-	43,365
John B. Mason	34,000	11,765	-	45,765
Brian C. McCarrier	29,400	11,765	-	41,165
Nicholas D. Varischetti	28,600	11,765	-	40,365

____________

(1)	Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2015 pursuant to the 2007 Stock Incentive Plan and Trust adopted in 2007 or the 2014 Stock Incentive Plan adopted in 2014. For a description of the assumptions used for purposes of determining grant date fair value, see Note 16 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. Messrs. Crooks, Freemer, Hunter, Mason and McCarrier have 2,000 stock options and Mr. Cox has 20,000 stock options, which were granted on June 27, 2007, became exercisable on June 27, 2010 and expire on June 27, 2017. Messrs. Cox, Crooks, Freemer, Hunter, Mason and McCarrier also have a total of 1,500 stock awards of which 500 vest on December 18, 2016, December 5, 2017 and December 11, 2018, respectively. Directors Bauer, Freeman and Varischetti each have 500 stock awards which vest on December 11, 2018.
(2)	Reflects amounts distributed under the Corporation’s Supplemental Retirement Agreements.
(3)	Mr. Ashbaugh retired on April 21, 2015.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to a shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

The executive officers of the Corporation named in the summary compensation table and deemed to be “named executive officers” are William C. Marsh, Raymond M. Lawton and Matthew J. Lucco. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on the Corporation of the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of the Corporation will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

REPORT OF THE AUDIT COMMITTEE

In discharging its oversight responsibility, the audit committee has met and held discussions with management and Crowe Horwath LLP, the independent auditors for the Corporation. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and the Corporation, and has received and discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board and as required under the Sarbanes-Oxley Act of 2002, including considering the permissibility of non-audit services with the auditors’ independence.

The audit committee also obtained from the independent auditors a formal written statement describing all relationships between the Corporation and Crowe Horwath LLP that bear on the auditors’ independence consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee discussed with the independent auditors any relationships that may impact the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Corporation’s audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Mark A. Freemer, Chairman

Milissa S. Bauer

James M. Crooks

Robert L. Hunter

Brian C. McCarrier

Nicholas D. Varischetti

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors of the Corporation has appointed Crowe Horwath LLP, Certified Public Accountants, to perform the audit of the Corporation's consolidated financial statements for the year ending December 31, 2016, and has further directed that the selection of Crowe Horwath as the Corporation’s independent registered public accounting firm be submitted for ratification by the shareholders at the annual meeting. The Corporation has been advised by Crowe Horwath that neither the firm nor any of its associates has any relationship with the Corporation other than the usual relationship that exists between independent public accountants and clients. Crowe Horwath will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

Vote Required; Effect

Unless instructed to the contrary, it is intended that proxies will be voted for the ratification of the selection of Crowe Horwath, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Ratification of Crowe Horwath as the Corporation’s independent registered public accounting firm will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment by the audit committee of the Board of Directors of Crowe Horwath LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2016.

It is understood that even if the selection of Crowe Horwath is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Corporation and its shareholders.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of the Board of Directors has appointed Crowe Horwath LLP as the independent registered public accounting firm to audit the Corporation’s financial statements for the year ending December 31, 2016. In evaluating whether to appoint Crowe Horwath to perform the audit of the Corporation’s financial statements for the year ending December 31, 2016, the audit committee considered the compatibility of the non-audit services provided to the Corporation by Crowe Horwath in 2015 described below on the independence of Crowe Horwath from the Corporation.

In addition to performing customary audit services related to the audit of the Corporation’s financial statements, Crowe Horwath LLP will assist the Corporation with the preparation of its federal and state tax returns and will perform required retirement plan audits, charging the Corporation for such services at its customary hourly billing rates.

The audit committee selects the Corporation’s independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Corporation. The audit committee also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

During 2015, each new engagement of the independent registered public accounting firm was approved in advance by the audit committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

Auditor Fees

The following table sets forth the aggregate fees paid by us to Crowe Horwath in 2015 and 2014 for professional services rendered in connection with the audit of the Corporation’s consolidated financial statements, as well as the fees paid by us for audit-related services, tax services and all other services rendered by Crowe Horwath in 2015 and 2014.

		2015	2014
Audit fees	(1)	$82,000	$75,000
Audit-related fees	(2)	26,000	26,000
Tax fees		19,700	16,900
Total		$127,700	$117,900

_____________________________

(1)	The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees the Corporation incurred for professional services rendered for the audit of the Corporation’s annual financial statements for fiscal years 2015 and 2014 and the reviews of the financial statements included in the Corporation’s Quarterly Reports on Forms 10-Q for fiscal years 2015 and 2014.
(2)	The audit-related fees include audits of the Corporation’s benefit plans for both years. In addition, 2015 audit-related fees include fees paid for services rendered associated with the Corporation’s Form S-3 filing and 2014 audit-related fees include fees paid for services rendered associated with the Corporation’s Form S-8 filing. These audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements.

ANNUAL REPORT

A copy of the Corporation’s Annual Report for its fiscal year ended December 31, 2015, is being mailed with this Proxy Statement and is available over the Internet at www.emclairefinancial.com. Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Corporation’s proxy statement for its 2017 Annual Meeting of Shareholders to be held in April 2017 must deliver such proposal in writing to the Secretary of Emclaire Financial Corp at the principal executive offices of the Corporation at 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, no later than November 20, 2016.

Under the Corporation’s current bylaws, business proposal nominations for directors other than those to be included in the Corporation’s proxy materials following the procedures described in Rule 14a-8 under the 1934 Act, may be made by shareholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required by the bylaws. Nominations must be received no less than sixty (60) days prior to the annual meeting.

In the event the Corporation receives notice of a shareholder proposal to take action at next year’s annual meeting of shareholders that is not submitted for inclusion in the Corporation’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Corporation to its shareholders intend to exercise their discretion to vote on the shareholder proposal in accordance with their best judgment.

SHAREHOLDER COMMUNICATION WITH THE BOARD

The Corporation does not have a formal procedure for shareholder communication with its Board of Directors. In general, officers are easily accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the President with a request to forward the same to the intended recipient. In the alternative, shareholders can send correspondence to the Board to the attention of the Board Chairman, William C. Marsh, or to the attention of the Chairman of the Audit Committee, Mark A. Freemer, in care of the Corporation at the Corporation’s address. All such communications will be forwarded unopened.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

ADDITIONAL INFORMATION

Upon written request, a copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 may be obtained, without charge from Amanda L. Engles, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373. In addition, the Corporation files reports with the SEC. Free copies can be obtained from the SEC website at www.sec.gov or on the Corporation’s website at www.emclairefinancial.com.

0

EMCLAIRE FINANCIAL CORP

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints the Board of Directors of Emclaire Financial Corp (the "Corporation"), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 27, 2016, at The Farmers National Bank, 612 Main Street, Emlenton, PA 16373, at 9:00 a.m., local time, and at any adjournment or postponement thereof as follows:

(Continued and to be signed on the reverse side.)

1.1

14475

ANNUAL MEETING OF SHAREHOLDERS OF

EMCLAIRE FINANCIAL CORP

April 27, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The proxy materials for the 2016 Annual Meeting of Shareholders including the Proxy Statement and 2015 Annual Report, are available in the Financial Information section on our website at www.emclairefinancial.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

20333000000000001000 5 042716

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE LISTED NOMINEES AND "FOR" PROPOSAL 2 AND PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of three Directors for three-year terms to expire in 2019.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ David L. Cox
- ○ Mark A. Freemer
- ○ William C. Marsh

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, FOR ADOPTION OF A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF CROWE HORWATH LLP, CERTIFIED PUBLIC ACCOUNTANTS AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016 AND OTHERWISE AT THE DISCRETION OF THE PROXIES INCLUDING ON MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 24, 2016 and an Annual Report to Shareholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.